Semiannual Report


                             Short-Term
                             U.S. Government
                             Fund
                             -----------------
                             November 30, 1997
                             -----------------


[T. ROWE PRICE LOGO APPEARS HERE]

T. ROWE PRICE

Report Highlights
--------------------------------

Short-Term U.S. Government Fund


 .    Short-term bond yields declined during the six months ended November 30, leading to good returns for fixed income investors.

 .    During the past six months, U.S. Treasury securities were the main beneficiaries of the flight to safety following the Asian crisis, but mortgage-backed securities led the way over the 12-month period.

 .    The fund's six-month return exceeded that of its Lipper peer group.

 .    We reduced fund exposure to mortgage-backed securities in favor of both
     U.S. Treasuries and corporate notes.

 .    Prospects for 1998 are good for continued low inflation and moderate growth, which should be favorable for investors in short-term securities.

Fellow Shareholders


Interest rates reversed their earlier pattern as yields fell and bond prices rose during the six months ended November 30, 1997. U.S. government bonds were especially strong, due largely to the so-called flight to safety when global stock markets plummeted in the wake of Southeast Asia's financial crisis. Shorter-term bonds and your fund posted respectable returns for the past six months.


The economy maintained its momentum over the past six months, rising at a 3.5% annual rate during the third quarter. Inflation remained subdued, aided by the dollar's continued strength, which made imports cheaper. The U.S. bond market and the dollar were both boosted by the currency crises that began in Thailand in July and spread quickly to other Pacific Rim countries, devastating stock returns in virtually every market. Investors sought the safe haven of U.S. dollars and rushed to buy U.S.Treasury securities when domestic stocks caught a serious case of "Asian Flu" in October. With inflation quiescent and equity markets in turmoil, the Federal Reserve understandably took no monetary policy action during this period.

--------------------
INTEREST RATE LEVELS
--------------------
                           [LINE GRAPH APPEARS HERE]


           5-YEAR TREASURY NOTE   2-YEAR TREASURY NOTE   1-YEAR TREASURY BILL
           --------------------   --------------------   --------------------

 11/30/96                  5.90                   5.65                   5.41
                           6.12                   5.84                   5.50
                           6.36                   6.03                   5.62
   Feb-97                  6.31                   6.01                   5.60
                           6.66                   6.36                   5.94
                           6.62                   6.33                   5.93
   May-97                  6.60                   6.29                   5.86
                           6.31                   6.01                   5.63
                           6.00                   5.81                   5.48
   Aug-97                  6.22                   5.98                   5.59
                           5.94                   5.76                   5.45
                           5.78                   5.66                   5.35
 11/30/97                  5.82                   5.73                   5.50

The yield on the five-year Treasury note fell from a peak of 6.66% at the end of March to 5.82% at the end of November. The two-year Treasury note yield also fell, but not as far, from 6.36% to 5.73%, while the one-year Treasury bill yield declined only 44 basis points, from a high of 5.94% at the end of March to 5.50%. (One hundred basis points equal one percent.) The net result of all these fluctuations was a flatter yield curve.

Among high-grade bond market sectors, corporate bonds provided the best returns for the six-month period, as investors sought higher income returns in a falling rate environment. We increased our exposure to corporates in recent months, which helped performance. Mortgage-backed securities fell to third place during the period, reflecting investor concern over rising prepayment rates. (Prepayments typically pick up when rates fall.) For the last 12 months, however, mortgage-backed securities outstripped both Treasuries and corporates.

Performance and Strategy Review

----------------------
Performance Comparison
----------------------

Periods Ended 11/30/97            6 Months    12 Months
 .......................................................
Short-Term
U.S. Government Fund                3.67%       5.52%
 .......................................................
Lipper Average of Short-Term
U.S. Government Funds               3.27        5.21
 .......................................................

For the six-month period, the fund provided a strong return of 3.67%, generated by income of $0.14 per share and a $0.03 rise in share value. This surpassed the average return of competitor funds. Despite the recent rally, the fund's share price on November 30 was three cents below its level of a year earlier, so total return for the 12 months was powered by income. For the longer period, the fund's results also beat the average competitor fund.

The fund's weighted average maturity and duration remained where they were six months ago, at 2.8 and 2.3 years, respectively. (Duration measures a bond fund's sensitivity to interest rate changes. A duration of 3.0 years, for instance, means a fund's price would drop about 3% for each one-percentage-point rise in interest rates.) Our longer duration posture versus the competition benefited your fund's relative performance.

The primary changes we made in portfolio composition during the period were to increase our investment in Treasuries from 25% to 26% and in corporate bonds and notes from 11% of net assets to 15%, and to reduce the allotment of U.S. government mortgage-backed securities by five percentage points to 54%. (The Sector Diversification table following this letter reflects these adjustments.)

Your fund's sector weightings also boosted fund results during the past six months, since both U.S. Treasury securities and high-grade corporates did well while mortgage-backed securities lagged.

We were able to capture relatively high yield in an environment of falling interest rates through our holdings of collateralized mortgage obligations, high-quality corporates, and similar securities.

Outlook

With prospects looking good for a federal budget nearly in balance in 1998, fixed income markets will be looking toward Washington to get an idea of how any future surpluses will be handled. A combination of tax cuts and debt reduction would be regarded favorably, while any attempt to raise spending would have the opposite effect.

Despite the economy's strength, we believe the recent developments in Asia and continued subdued inflation may obviate the need for any immediate action by the Federal Reserve. Indeed, we do not expect any change in policy for the next quarter or two, and it is no longer a foregone conclusion that the Fed's next move will be a tightening. We expect a continuation of good growth, but a touch slower than the recent pace. This could lead to a period of interest rate stability, with slightly lower rates overall than during recent years. All this points to a positive environment for investors in short-term securities over the coming months, and your fund is positioned to benefit from any further rate declines.


Respectfully submitted,

/s/ Peter Van Dyke

Peter Van Dyke
President and Chairman of the Investment Advisory Committee

December 19, 1997

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
--------------------

Key statistics

                                               5/31/97                 11/30/97
--------------------------------------------------------------------------------
Price Per Share                                 $4.62                    $4.65
 ................................................................................

Dividends Per Share
 ................................................................................
    For 6 months                                 0.14                     0.14
    ............................................................................
    For 12 months                                0.28                     0.28
    ............................................................................

Dividend Yield*
 ................................................................................
    For 6 months                                 6.22%                    6.02%
    ............................................................................
    For 12 months                                6.22                     6.22
    ............................................................................

Weighted Average Maturity (years)                2.8                      2.8
 ................................................................................

Weighted Average Effective Duration (years)      2.3                      2.3
 ................................................................................

Weighted Average Quality **                      AAA                      AAA
 ................................................................................

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** Based on T. Rowe Price research.

SECTOR DIVERSIFICATION

                                            Percent of               Percent of
                                            Net Assets               Net Assets
                                               5/31/97                 11/30/97
--------------------------------------------------------------------------------
U.S. Government Mortgage-Backed Securities      59%                      54%
 ................................................................................
U.S. Treasury Obligations                       25                       26
 ................................................................................
Corporate Bonds and Notes                       11                       15
 ................................................................................
All Other                                       10                        4
 ................................................................................
Other Assets Less Liabilities                   -5                        1
--------------------------------------------------------------------------------
Total                                          100%                     100%

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------


----------------------
Performance Comparison
--------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


SHORT-TERM U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

As of 11/30/97

                           [LINE GRAPH APPEARS HERE]

                     Short-Term             Salomon 6-Month          2-Year
  Date          U.S. Government Fund      Treasury Bill Index     Treasury Note
  ----          --------------------      -------------------     -------------
9/30/91                10,000                   10,000               10,000
Nov-91                 10,153                   10,091               10,200
Nov-92                 10,545                   10,509               10,930
Nov-93                 10,846                   10,851               11,599
Nov-94                 10,841                   11,302               11,675
Nov-95                 11,940                   11,978               12,889
Nov-96                 12,586                   12,626               13,604
Nov-97                 13,280                   13,311               14,402


------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------


This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since Inception
Periods Ended 11/30/97            1 Year  3 Years  5 Years  Inception      Date
--------------------------------------------------------------------------------
Short-Term U.S. Government Fund    5.52%    7.00%    4.72%      4.71%   9/30/91

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited


--------------------
Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                              6 Months       Year                         3 Months+++      Year
                                 Ended      Ended                              Ended      Ended
                              11/30/97    5/31/97    5/31/96    5/31/95      5/31/94    2/28/94    2/28/93
NET ASSET VALUE
Beginning of period          $    4.62   $   4.59   $   4.67   $   4.65    $    4.75   $   4.83   $   4.97
                             ...............................................................................
Investment activities
Net investment income             0.14*      0.28*      0.28*      0.26*        0.06*      0.23*      0.29*
Net realized and
unrealized gain (loss)            0.03       0.03      (0.08)      0.01        (0.11)     (0.08)     (0.13)
                             ...............................................................................
Total from
investment activities             0.17       0.31       0.20       0.27        (0.05)      0.15       0.16
                             ...............................................................................
Distributions
Net investment income            (0.14)     (0.27)     (0.27)     (0.24)       (0.05)     (0.17)     (0.28)
Tax return of capital               --      (0.01)     (0.01)     (0.01)          --      (0.06)     (0.02)
                             ...............................................................................
Total distributions              (0.14)     (0.28)     (0.28)     (0.25)       (0.05)     (0.23)     (0.30)
                             ...............................................................................
NET ASSET VALUE
End of period                $    4.65   $   4.62   $   4.59   $   4.67    $    4.65   $   4.75   $   4.83
                             -------------------------------------------------------------------------------
Ratios/Supplemental Data

Total return                      3.67%*     6.90%*     4.31%*     6.14%*      (0.97)%*    3.11%*     3.33%*
 ............................................................................................................
Ratio of expenses to
average net assets                0.70%*+    0.70%*     0.70%*     0.59%*       0.50%*+    0.40%*     0.25%*
 ............................................................................................................
Ratio of net investment
income to average
net assets                        5.95%*+    6.05%*     5.93%*     5.48%*       4.69%*+    4.78%*     5.96%*
 ............................................................................................................
Portfolio turnover rate           45.0%      82.9%     152.8%     100.0%        27.6%+     70.4%     110.8%
 ............................................................................................................
Net assets, end of period
(in thousands)               $ 103,145   $ 92,697   $ 98,529   $112,387    $ 187,517   $225,154   $476,448
 ............................................................................................................

* The manager agreed to bear all expenses of the fund through June 30, 1992. Excludes expenses in excess of a 0.20% voluntary expense limitation in effect July 1, 1992 through July 31, 1992, a 0.30% voluntary expense limitation in effect August 1, 1992 through August 31, 1992, a 0.40% voluntary expense limitation in effect September 1, 1992 through February 28, 1994, a 0.50% voluntary expense limitation in effect March 1, 1994 through August 31, 1994, a 0.60% voluntary expense limitation in effect September 1, 1994 through February 28, 1995, and a 0.70% voluntary expense limitation in effect March 1, 1995 through May 31, 1998.
+   Annualized.
+++ The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1997

-----------------------
Statement of Net Assets                                     Par           Value
--------------------------------------------------------------------------------
                                                               In thousands
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  54.3%

U.S. Government Agency ARM  3.6%
Federal National Mortgage Assn.
     6.114%, 1/1/19                                   $     784      $      778
     ...........................................................................
     6.122%, 3/1/20                                         120             119
     ...........................................................................
     6.125%, 8/1 - 11/1/17                                  104             103
     ...........................................................................
     6.137%, 11/1/20 - 5/1/31                               829             826
     ...........................................................................
     6.142%, 3/1/19                                          13              13
     ...........................................................................
     6.15%, 3/1/18                                           33              33
     ...........................................................................
     6.154%, 12/1/16 - 7/1/27                               719             717
     ...........................................................................
     6.163%, 5/1/24                                         119             118
     ...........................................................................
     6.191%, 5/1/17 - 8/1/20                                451             449
     ...........................................................................
     6.25%, 2/1 - 7/1/18                                    255             254
     ...........................................................................
     6.817%, 10/1/14                                         10              10
     ...........................................................................
     7.482%, 11/1/21                                        214             220
     ...........................................................................
     7.50%, 5/1/17                                           43              45
 ................................................................................
                                                                          3,685
                                                                     ...........
U.S. Government Agency Asset-Backed  9.3%
Federal National Mortgage Assn., 8.00%, 4/25/25           9,500           9,666
 ................................................................................
                                                                          9,666
                                                                     ...........
U.S. Government Agency Obligations  37.9%
Federal Home Loan Mortgage
  5 year balloon
     5.00%, 6/1/99                                          399             396
     ...........................................................................
     5.50%, 3/1 - 12/1/99                                 7,553           7,512
     ...........................................................................
     6.50%, 6/1 - 7/1/99                                  3,652           3,675
     ...........................................................................
     7.00%, 1/1/00 - 9/1/01                               5,338           5,384
     ...........................................................................
     8.00%, 1/1/98 - 2/1/00                                  65              66
     ...........................................................................
  7 year balloon
     6.50%, 12/1/99 - 12/1/03                             6,053           6,067
     ...........................................................................
     7.00%, 1/1/00 - 8/1/01                               3,218           3,248
     ...........................................................................
  REMIC
     5.85%, 11/15/17                                      1,599           1,594
     ...........................................................................
     7.50%, 11/15/17                                      2,000           2,031
 ................................................................................
Federal National Mortgage Assn.
  7 year balloon, 7.50%, 3/1/99 - 8/1/01                  1,792           1,808
  ..............................................................................

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

                                                            Par           Value
--------------------------------------------------------------------------------
                                                               In thousands
Federal National Mortgage Assn.
  REMIC
     5.75%, 6/25/06                                   $   2,103      $    2,090
     ...........................................................................
     Inverse Floater, 11.494%, 12/25/97                   2,515           2,592
     ...........................................................................
     Principal Only, Zero Coupon, 9/25/00                 2,992           2,637
 ................................................................................
                                                                         39,100
                                                                     ...........
U.S. Government Guaranteed Obligations  3.5%

Government National Mortgage Assn.
  I, 11.50%, 3/15/10 - 12/15/15                           1,456           1,672
  ..............................................................................
  Project Loan, I, 9.125%, 12/15/28                       1,795           1,913
 ................................................................................
                                                                          3,585
                                                                     ...........
Total U.S. Government Mortgage-Backed Securities (Cost $56,034)          56,036
                                                                     ...........
U.S. GOVERNMENT OBLIGATIONS  25.9%

U.S. Treasury Obligations  25.9%
U.S. Treasury Notes
     6.00%, 8/15/00 - 7/31/02                             7,500           7,541
     ...........................................................................
     6.125%, 7/31/00 - 12/31/01                           7,000           7,055
     ...........................................................................
     6.25%, 8/31/02                                       9,000           9,141
     ...........................................................................
     6.625%, 6/30/01 - 4/30/02                            2,900           2,979
 ................................................................................
Total U.S. Government Obligations (Cost $26,432)                         26,716
                                                                     ...........
CORPORATE BONDS AND NOTES  14.6%

Electric Utilities  4.8%
Puget Sound Energy Conservation, 6.23%, 7/11/02           5,000           4,987
 ................................................................................
                                                                          4,987
                                                                     ...........
Finance and Credit  2.9%
Ciesco L.P., MTN, (144a), 7.38%, 4/19/00 +                3,000           3,036
 ................................................................................
                                                                          3,036
                                                                     ...........
Industrials  4.9%
General Electric, Deb., 7.875%, 9/15/98                   3,000           3,042
 ................................................................................
Rockwell International, 7.625%, 2/17/98                   2,000           2,007
 ................................................................................
                                                                          5,049
                                                                     ...........
Telephone  2.0%
Southwestern Bell Telephone, 6.375%, 4/1/01               2,000           2,007
 ................................................................................
                                                                          2,007
                                                                     ...........
Total Corporate Bonds and Notes (Cost $15,044)                           15,079
                                                                     ...........

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

                                                            Par           Value
--------------------------------------------------------------------------------
                                                               In thousands
NON-GOVERNMENT ASSET-BACKED SECURITIES  1.6%

Home Equity Loans-Backed  0.2%
HFC Home Equity Loan, 4.75%, 12/1/97                  $     186      $      185
 ................................................................................
                                                                            185
                                                                     ...........
Non-Government Agency ARM  1.4%
Resolution Trust Corp., 7.965%, 12/1/97                     405             409
 ................................................................................
Ryland Mercury Savings Trust, MPC, 6.375%, 12/1/97          506             505
 ................................................................................
Salomon Brothers Mortgage Securities, MPC, 6.588%,
     12/1/97                                                514             493
 ................................................................................
                                                                          1,407
                                                                     ...........
Total Non-Government Asset-Backed Securities (Cost $1,654)                1,592
                                                                     ...........
MONEY MARKET FUNDS  2.9%

Reserve Investment Fund, 5.71% #                          2,986           2,986
 ................................................................................
Total Money Market Funds (Cost $2,986)                                    2,986
                                                                     ...........

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands
Total Investments in Securities
99.3% of Net Assets (Cost $102,150)                                $    102,409

Other Assets Less Liabilities                                               736
                                                                   .............

NET ASSETS                                                         $    103,145
                                                                   -------------
Net Assets Consist of:

Accumulated net investment income - net of distributions           $       (471)

Accumulated net realized gain/loss - net of distributions               (23,628)

Net unrealized gain (loss)                                                  259

Paid-in-capital applicable to 22,195,624 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized        126,985
                                                                   .............

NET ASSETS                                                         $    103,145
                                                                   -------------

NET ASSET VALUE PER SHARE                                          $       4.65
                                                                   -------------

              +  Private Placement
              #  Seven-day yield
            ARM  Adjustable Rate Mortgage
Inverse Floater  Inverse floating rate note; interest rate is inversely tied to a published index - rate shown reflects current rate at 11/30/97.
            MPC  Mortgage Pass-through Certificate
            MTN  Medium Term Note
          REMIC  Real Estate Mortgage Investment Conduit
           144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 2.9% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited

-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                     6 Months
                                                                      Ended
                                                                     11/30/97
Investment Income

Interest income                                                     $   3,244
                                                                    ..........
Expenses
  Investment management                                                   152
  Custody and accounting                                                   69
  Shareholder servicing                                                    66
  Prospectus and shareholder reports                                       20
  Registration                                                             20
  Legal and audit                                                           8
  Directors                                                                 4
  Miscellaneous                                                             2
                                                                    ..........
  Total expenses                                                          341
                                                                    ..........
Net investment income                                                   2,903
                                                                    ..........
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                    110
Change in net unrealized gain or loss on securities                       432
                                                                    ..........
Net realized and unrealized gain (loss)                                   542
                                                                    ..........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $   3,445
                                                                    ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited

----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands



                                                       6 Months     Year
                                                        Ended       Ended
                                                       11/30/97    5/31/97
Increase (Decrease) in Net Assets
Operations
 Net investment income                                $   2,903   $  5,723
 Net realized gain (loss)                                   110       (530)

 Change in net unrealized gain or loss                      432      1,139
                                                      ......................
 Increase (decrease) in net assets from operations        3,445      6,332
                                                      ......................

Distributions to shareholders
 Net investment income                                   (2,903)    (5,567)
 Tax return of capital                                       --       (156)
                                                      ......................
 Decrease in net assets from distributions               (2,903)    (5,723)
                                                      ......................

Capital share transactions*
 Shares sold                                             23,179     25,020
 Distributions reinvested                                 2,456      4,695
 Shares redeemed                                        (15,729)   (36,156)
                                                      ......................
 Increase (decrease) in net assets from capital
 share transactions                                       9,906     (6,441)
                                                      ......................

Net Assets
Increase (decrease) during period                        10,448     (5,832)
Beginning of period                                      92,697     98,529
                                                      ......................
End of period                                         $ 103,145   $ 92,697
                                                      ----------------------

*Share information
 Shares sold                                              4,987      5,409
 Distributions reinvested                                   528      1,016
 Shares redeemed                                         (3,383)    (7,826)
                                                      ......................
 Increase (decrease) in shares outstanding                2,132     (1,401)



The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1997

-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Short-Term U.S. Government Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1991.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $5,000,000 and $687,000, respectively, for the six months ended November 30, 1997. Purchases and sales of U.S. government securities aggregated $42,777,000 and $43,589,000, respectively, for the six months ended November 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $23,665,000, of which $12,778,000 expires in 2000, $5,229,000 in 2001, and $5,658,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At November 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $102,150,000, and net unrealized gain aggregated $259,000, of which $591,000 related to appreciated investments and $332,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $28,000 was payable at November 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1998, which would cause the

T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------


fund's ratio of expenses to average net assets to exceed 0.70%. Thereafter, through May 31, 2000, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.70%. Pursuant to this agreement, $54,000 of management fees were not accrued by the fund for the six months ended November 30, 1997, and $155,000 remains subject to reimbursement through May 31, 2000. Additionally, $779,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through May 31, 1998.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $101,000 for the six months ended November 30, 1997, of which $19,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1997, totaled $38,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES


By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(R) and
T. Rowe Price OnLine.


DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


INVESTMENT INFORMATION


Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 ......................................
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock***
Small-Cap Value**
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ......................................
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

 ......................................
International/Global
Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
 ......................................
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ......................................
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ......................................
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio


  * Formerly the closed-end New Age Media Fund; converted to open-end status on 7/28/97.

 **  Closed to new investors.
***  Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Short-Term U.S.
Government Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]